Income Taxes	12 Months Ended
Dec. 31, 2013
Income Taxes
Income Taxes

9. INCOME TAXES

        The Company provides for income taxes under ASC 740. Under ASC 740, the liability method is used in accounting for income taxes. Under this method, deferred tax assets and liabilities are determined based on differences between financial reporting and tax bases of assets and liabilities, and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse.

        The Company did not record a current or deferred income tax expense or benefit in 2012 or 2013.

        The Company's loss before income taxes was $15,635,658 and $23,251,435 for the years ended December 31, 2012 and 2013, respectively, and was generated entirely in the United States.

        Deferred taxes are recognized for temporary differences between the basis of assets and liabilities for financial statement and income tax purposes. The significant components of the Company's deferred tax assets are comprised of the following:

	December 31,
	2012	2013
Deferred tax assets:
Net operating losses	$3,116,214	$5,159,176
Research and development credits	1,653,174	2,801,924
Research and development expenses capitalized for tax purposes	20,042,703	26,936,217
Deferred rent	40,350	140,873
Depreciation	487,224	652,104
Other temporary differences	497,268	628,296

Total deferred tax assets	25,836,933	36,318,590
Deferred tax liabilities:
Prepaid expenses	(44,561)	(80,311)

Total deferred tax liabilities	(44,561)	(80,311)

Net deferred tax assets	25,792,372	36,238,279
Less valuation allowance	(25,792,372)	(36,238,279)

Net deferred tax asset	$—	$—

        The Company has evaluated the positive and negative evidence bearing upon the realizability of its deferred tax assets. Based on the Company's history of operating losses since inception, the Company has concluded that it is more likely than not that the benefit of its deferred tax assets will not be realized. Accordingly, the Company has provided a full valuation allowance for deferred tax assets as of December 31, 2012 and 2013. The valuation allowance increased by $6,432,425 and $10,445,907 during the years ended December 31, 2012 and 2013, respectively, due primarily to the generation of net operating losses during the periods.

        A reconciliation of income tax expense computed at the statutory federal income tax rate to income taxes as reflected in the financial statements is as follows:

	December 31,
	2012	2013
Percent of pre-tax income:
U.S. federal statutory income tax rate	34.0%	34.0%
Permanent Differences	0.0%	(0.5)%
State taxes, net of federal benefit	6.6%	6.5%
Research and development credit	0.0%	1.9%
Change in valuation allowance	(40.6)%	(41.9)%

Effective income tax rate	0.0%	0.0%

        As of December 31, 2012 and 2013, the Company had U.S. federal net operating loss carryforwards of $7,674,369 and $12,707,112, respectively, which may be available to offset future income tax liabilities and will begin to expire at various dates starting in 2027. As of December 31, 2012 and 2013, the Company also had U.S. state net operating loss carryforwards of $7,688,430 and $12,721,173, respectively, which may be available to offset future income tax liabilities and will begin to expire at various dates starting in 2027.

        As of December 31, 2012 and 2013, the Company had federal research and development tax credit carryforwards of $1,499,073 and $2,524,082, respectively, available to reduce future tax liabilities which will begin to expire at various dates starting in 2027. As of December 31, 2012 and 2013, the Company had state research and development tax credit carryforwards of approximately $233,487 and $420,974, respectively, available to reduce future tax liabilities which will begin to expire at various dates starting in 2022.

        Under the provisions of the Internal Revenue Code, the net operating loss and tax credit carryforwards are subject to review and possible adjustment by the Internal Revenue Service and state tax authorities. Net operating loss and tax credit carryforwards may become subject to an annual limitation in the event of certain cumulative changes in the ownership interest of significant shareholders over a three-year period in excess of 50 percent, as defined under Sections 382 and 383 of the Internal Revenue Code, respectively, as well as similar state provisions. This could limit the amount of tax attributes that can be utilized annually to offset future taxable income or tax liabilities. The amount of the annual limitation is determined based on the value of the Company immediately prior to the ownership change. Subsequent ownership changes may further affect the limitation in future years. The Company has completed several financings since its inception which may have resulted in a change in control as defined by Sections 382 and 383 of the Internal Revenue Code, or could result in a change in control in the future.

        The Company will recognize interest and penalties related to uncertain tax positions in income tax expense. As of December 31, 2012 and 2013, the Company had no accrued interest or penalties related to uncertain tax positions and no amounts have been recognized in the Company's Statements of Operations and Comprehensive Loss.

        For all years through December 31, 2013, the Company generated research credits but has not conducted a study to document the qualified activities. This study may result in an adjustment to the Company's research and development credit carryforwards; however, until a study is completed and any adjustment is known, no amounts are being presented as an uncertain tax position for these years. A full valuation allowance has been provided against the Company's research and development credits and, if an adjustment is required, this adjustment would be offset by an adjustment to the deferred tax asset established for the research and development credit carryforwards and the valuation allowance.

        The American Tax Relief Act of 2012, enacted January 2, 2013, retroactively reinstated the research and development credit for 2012 and 2013. Accordingly, in 2013 we recorded credits of approximately $586 thousand related to 2012 as a result of the retroactive reinstatement.

        The Company files income tax returns in the United States, and various state jurisdictions. The federal and state income tax returns are generally subject to tax examinations for the tax years ended December 31, 2010 through December 31, 2012. To the extent the Company has tax attribute carryforwards, the tax years in which the attribute was generated may still be adjusted upon examination by the Internal Revenue Service or state tax authorities to the extent utilized in a future period.